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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 30, 2004 (JULY 30, 2004)

                            ARBOR REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Maryland                    001-32136                20-0057959
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

    333 Earle Ovington Boulevard, Suite 900
              Uniondale, New York                                11553
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)

                                 (516) 832-8002
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

      On July 30, 2004, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing its earnings for the quarterly period ended June 30, 2004, a copy of which is attached hereto as Exhibit 99.1.

      The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.
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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARBOR REALTY TRUST, INC.

                                            By:    /s/ Frederick C. Herbst
                                                   -----------------------------
                                            Name:  Frederick C. Herbst
                                            Title: Chief Financial Officer

Dated: July 30, 2004
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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release, dated July 30, 2004, of Arbor Realty Trust, Inc.